UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported)
                               February 16, 2006

                           Build-A-Bear Workshop, Inc.
                -------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

      Delaware                    001-32320                  43-1883836
---------------------         -----------------        -------------------------
   (State or Other               (Commission                (IRS Employer
   Jurisdiction of               File Number)             Identification No.)
   Incorporation)


       1954 Innerbelt Business Center Drive                    63114
               St. Louis, Missouri                          ------------
     ----------------------------------------                (Zip Code)
     (Address of Principal Executive Offices)

                                 (314) 423-8000
                   ------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.
------------------------------------------------------------

     On February 16, 2006, Build-A-Bear Workshop, Inc. (the "Company") issued a press release announcing, among other things, total revenue, net retail sales, gross margin, net income and diluted earnings per share for the fourth quarter and full year of fiscal 2005. The press release also included expected revenue growth, diluted earnings per share, marketing expense and capital spending for fiscal 2006. The press release also announced that the Company is in discussions regarding two possible acquisitions. A copy of the press release is furnished as
Exhibit 99.1 hereto and is incorporated by reference herein. The description of the press release contained herein is qualified in its entirety by the full text of such exhibit.

Item 7.01     Regulation FD Disclosure.
---------------------------------------

     The Company has prepared certain financial information which illustrates the separation of the Company's net retail sales figure between Internet-based retail sales and other net retail sales for each of the four fiscal quarters of fiscal year 2004 and fiscal year 2005. The Company had previously reported net retail sales for each of these periods inclusive of Internet sales.

     The Company has also prepared end of period store gross square footage and store count for fiscal years 1999, 2000, 2001, 2002, 2003, 2004 and 2005. The
Company had previously reported store gross square footage and store count at the end of the period for fiscal years 2003 and 2004.

     The financial information is furnished as Exhibit 99.2 hereto and is incorporated by reference herein. The description of the financial information and store data contained herein is qualified in its entirety by the full text of such exhibit.

     This information furnished in Items 2.02 and 7.01, including Exhibits 99.1 and 99.2 attached hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing. In addition, this report (including Exhibits 991. and 99.2) shall not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely as a requirement of this Item.

Item 9.01     Financial Statements and Exhibits.
------------------------------------------------

(d)  Exhibits

Exhibit Number      Description of Exhibit
--------------      ----------------------

99.1                Press Release dated February 16, 2006

99.2                Unaudited Financial Information and Store Data of
                    Build-A-Bear Workshop, Inc.


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BUILD-A-BEAR WORKSHOP, INC.



Date: February 16, 2006                 By:    /s/ Tina Klocke
                                               ---------------------------------
                                        Name:  Tina Klocke
                                        Title: Chief Financial Bear, Secretary
                                        and Treasurer


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



                                  EXHIBIT INDEX

Exhibit Number      Description of Exhibit
--------------      ----------------------

99.1                Press Release dated February 16, 2006

99.2                Unaudited Financial Information and Store Data of
                    Build-A-Bear Workshop, Inc.



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